EXHIBIT 99.1

[LOGO OF CONCENTRA]

Contacts:	Daniel J. Thomas	Thomas E. Kiraly
	Chief Executive Officer	Executive Vice President and
	(972) 364-8111	Chief Financial Officer
(972) 364-8217

CONCENTRA OPERATING CORPORATION REPORTS FOURTH QUARTER RESULTS

ADDISON, Texas, February 12, 2003 – Concentra Operating Corporation (“Concentra”) today announced results for the fourth quarter and year ended December 31, 2002. The Company reported consolidated Earnings Before Interest Taxes Depreciation and Amortization (“EBITDA”) of $27,663,000 for the quarter as compared to $25,385,000 for the same period in the prior year.

Revenue for the fourth quarter was $250,092,000 as compared to $228,605,000 for the fourth quarter of 2001. Operating income increased to $17,506,000 from $4,413,000 in the year-earlier period. The net loss for the fourth quarter of 2002 was $8,000 as compared to a net loss of $9,742,000 in the fourth quarter of 2001. The prior year’s results included unusual charges of $6,065,000 associated with the Company’s acquisition of National Healthcare Resources, Inc. (“NHR”) in November of 2001.

For the full year, primarily due to the Company’s fourth quarter 2001 acquisition of NHR, revenue grew to $999,050,000 during 2002 as compared to $856,903,000 in 2001. Operating income for 2002 increased to $78,816,000 from $67,543,000 for the prior year. In addition to the effects of the fourth quarter unusual charges described above, results for 2001 reflected higher amortization expenses due to the adoption of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” in January of 2002. The net loss for 2002 was $3,553,000 as compared to a net loss of $18,407,000 in 2001. EBITDA, as computed in a manner consistent with the definition set forth in the Indentures for the Company’s Subordinated Notes, was $123,429,000 during 2002 as compared to $123,649,000 during 2001.

“Our fourth quarter results reflected an excellent performance in our Network Services segment and a continuation of the improving visit trends in our Health Services business,” said Daniel Thomas, Concentra’s Chief Executive Officer. “Primarily due to growth in gross reviewed charges and improved bill review savings rates, our group health bill review and re-pricing services achieved an exceptional level of performance during the quarter. Additionally, the improving same-market patient visit growth trends, which began in March of 2002, continued through the fourth quarter. During the quarter, we achieved a positive same-market visit growth in our health centers of 0.6% and a same-market net revenue per visit growth rate of 1.9%. This compares to same-market visit declines of 6.2%, 2.1%, and 0.9% in the first, second and third quarters of 2002. These and other trends continue to demonstrate that we are recovering from the pressures imposed on our clinic business by the nation’s economic climate. Although we continue to seek improved profitability and renewed growth in our ‘later-stage’ workers compensation services, we have benefited from a stabilization in our performance and from the cost reduction initiatives which we put into place late in the third quarter and early in the fourth quarter. These efforts have been particularly helpful in addressing our results in the Care Management segment.

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Concentra Reports Fourth Quarter Results

February 12, 2003

“I’m pleased we ended 2002 on a positive note,” said Thomas. “With the renewed growth in our Health Services business, a higher level of performance from our Network Services business and continuing operational improvements in our Care Management services, I feel we are well positioned to demonstrate meaningful growth in revenue and earnings during the coming year.”

The Company also reported that as of December 31, 2002, it had no borrowings outstanding on its $100,000,000 revolving credit facility, had cash and investment balances of $19,002,000 and achieved a reduction in its days sales outstanding (“DSO”) from 64 days at September 30th to 62 days at December 31st.

Effective December 1, 2002, Concentra completed its previously announced acquisitions of Em3 and OccMed. Due to the majority ownership by Welsh, Carson, Anderson & Stowe of Em3, OccMed and Concentra, in accordance with applicable accounting literature, the historical results of operations of the acquisitions have been consolidated with Concentra’s historical results of operations. The equity interests of other investors, which are 34% in the case of Em3 and 31% in the case of OccMed, are reflected as a “minority interest” in Concentra’s financial statements for periods prior to the date of acquisition.

Concentra Operating Corporation, the successor to and a wholly owned subsidiary of Concentra Inc., is the comprehensive outsource solution for containing healthcare and disability costs. Serving the occupational, auto and group healthcare markets, Concentra provides employers, insurers and payors with a series of integrated services which include employment-related injury and occupational health care, in-network and out-of-network medical claims review and re-pricing, access to specialized preferred provider organizations, first notice of loss services, case management and other cost containment services. Concentra provides its services to over 110,000 employers and 3,000 insurance companies, health plans and third party administrators nationwide.

A public, listen-only simulcast of Concentra’s fourth quarter conference call will begin at 9:00 a.m. Eastern Daylight Time tomorrow (February 13, 2003) and may be accessed via the Company’s web site, www.concentra.com. Investors are requested to access the call at least 15 minutes before the scheduled start time in order to complete a brief registration. An online replay will be available shortly after the conclusion of the live broadcast using the same link and will continue through March 13, 2003.

This press release contains certain forward-looking statements, which the Company is making in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that the Company’s actual results may differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the potential adverse impact of governmental regulation on the Company’s operations, changes in nationwide employment and injury rate trends, interruption in its data processing capabilities, operational, financing and strategic risks related to the Company’s capital structure and growth strategy, possible fluctuations in quarterly and annual operations, possible legal liability for adverse medical consequences, competitive pressures, adverse changes in market conditions for the Company’s services, and dependence on key management personnel. Additional factors include those described in the Company’s filings with the Securities and Exchange Commission.

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Concentra Reports Fourth Quarter Results

February 12, 2003

CONCENTRA OPERATING CORPORATION

a wholly owned subsidiary of

CONCENTRA INC.

Unaudited Consolidated Statements of Operations

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
REVENUE:
Health Services	$117,240	$106,676	$471,968	$443,321
Network Services	61,646	52,422	230,299	185,267
Care Management Services	71,206	69,507	296,783	228,315

Total revenue	250,092	228,605	999,050	856,903

COST OF SERVICES:
Health Services	104,012	97,841	406,164	375,565
Network Services	34,468	30,904	138,218	110,187
Care Management Services	65,529	60,856	267,054	200,166

Total cost of services	204,009	189,601	811,436	685,918

Total gross profit	46,083	39,004	187,614	170,985

General and administrative expenses	28,717	24,098	106,222	81,631
Amortization of intangibles	1,060	4,428	3,776	15,746
Unusual charges	(1,200)	546	(1,200)	546
Charges for acquisition of affiliate	—	5,519	—	5,519

Operating income	17,506	4,413	78,816	67,543

Interest expense, net	15,027	16,409	63,582	66,398
(Gain)/loss on fair value of hedging arrangements	(1,307)	(2,951)	7,589	13,602
Loss on early retirement of debt	513	—	7,894	—
Loss of acquired affiliate, net of tax	—	3,226	—	5,833
Other, net	145	(1,347)	(1,275)	(3,640)

Income (loss) before income taxes	3,128	(10,924)	1,026	(14,650)
Provision (benefit) for income taxes	3,136	(1,182)	4,579	3,757

Net loss	$(8)	$(9,742)	$(3,553)	$(18,407)

Concentra’s fourth quarter and year ended December 31, 2001 bad debt expense of $3.9 million and $12.7 million, respectively, have been reclassified from a reduction to revenue to cost of services to conform to the classifications used in 2002. This reclassification resulted from a change in Concentra’s process and methodology for estimating bad debt and sales allowances during the first quarter of 2002.

Due to the acquisitions of Em3 Corporation and OccMed Systems, Inc. (the “Acquired Companies”), Concentra’s financial statements prior to December 1, 2002, have been restated to reflect the consolidation of the Acquired Companies’ financial statements, in accordance with accounting for reorganizations under common control. See the text of this earnings release for further information.

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Concentra Reports Fourth Quarter Results

February 12, 2003

CONCENTRA OPERATING CORPORATION

a wholly owned subsidiary of

CONCENTRA INC.

Consolidated Balance Sheets

(in thousands)

	December 31, 2002	December 31, 2001
	(unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$19,002	$8,950
Accounts receivable, net	167,561	181,757
Prepaid expenses and other current assets	39,407	36,677

Total current assets	225,970	227,384

PROPERTY AND EQUIPMENT, NET	134,981	142,244

GOODWILL AND OTHER INTANGIBLE ASSETS, NET	486,231	475,671

OTHER ASSETS	41,456	34,725

	$888,638	$880,024

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Revolving credit facility	$—	$6,000
Current portion of long-term debt	3,825	4,211
Accounts payable and accrued expenses	108,513	130,858

Total current liabilities	112,338	141,069

LONG-TERM PORTION OF DEBT	476,001	552,270

DEFERRED INCOME TAXES AND OTHER LIABILITIES	90,056	74,097

FAIR VALUE OF HEDGING ARRANGEMENTS	33,472	25,883

STOCKHOLDER’S EQUITY	176,771	86,705

	$888,638	$880,024

Due to the acquisitions of Em3 Corporation and OccMed Systems, Inc. (the “Acquired Companies”), Concentra’s financial statements prior to December 1, 2002, have been restated to reflect the consolidation of the Acquired Companies’ financial statements, in accordance with accounting for reorganizations under common control. See the text of this earnings release for further information.

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Concentra Reports Fourth Quarter Results

February 12, 2003

SUPPLEMENTAL INFORMATION

Concentra Operating Corporation’s (“Concentra”) historical results have been restated due to our acquisitions of Em3 Corporation (“Em3”) and OccMed Systems Inc. (“OccMed”), which were effective December 1, 2002. Because our primary shareholder, Welsh, Carson, Anderson & Stowe (“WCAS”), also controlled these two acquired companies, the accounting for these acquisitions is viewed as a reorganization of entities under common control. Accordingly, the historical costs of the acquired companies’ assets and liabilities have been utilized as if WCAS contributed their interests in the acquired companies to Concentra at their historical cost. The remainder acquired by Concentra was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” whereby assets and liabilities are “stepped-up” to fair value with the remainder allocated to goodwill. Accordingly, we have consolidated Em3 and OccMed’s historical financial statements with those of Concentra, and the equity interests of other investors, which are 34% in the case of Em3 and 31% in the case of OccMed, have been reflected as a “minority interest” in our financial statements for periods prior to December 1, 2002.

Because of the accounting treatment described above, the amounts reported in our current consolidated financial statements differ from amounts previously reported in our 2000, 2001, and 2002 Forms 10-Q and 10-K. The enclosed supplemental schedules on pages 6 through 9 are provided to ensure that all investors have access to Concentra’s historical quarterly Balance Sheets and Statements of Operations based on the current presentation. As we have provided in the past, these supplemental schedules also reflect Concentra’s 2001 and 2002 quarterly and annual Reconciliations of Net Income to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), which also give effect to the restated historical financial statements as described above. Computations of EBITDA have been provided in this press release primarily due to the use of this measure by the holders of the Company’s 13% Senior Subordinated Notes, and other lenders, for purposes of determining our performance in light of our debt covenant requirements, which are stated in our debt agreements as measures which relate to EBITDA. Please see each EBITDA schedule herein for a description regarding the limitations, computation and utilization of this measure.

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Concentra Reports Fourth Quarter Results

February 12, 2003

CONCENTRA OPERATING CORPORATION

a wholly owned subsidiary of

CONCENTRA INC.

Unaudited Quarterly Consolidated Statements of Operations

(in thousands)

	Three Months Ended
	March 31, 2001	June 30, 2001	September 30, 2001	December 31, 2001	March 31, 2002	June 30, 2002	September 30, 2002	December 31, 2002
REVENUE:
Health Services	$106,352	$115,277	$115,016	$106,676	$103,297	$123,429	$128,002	$117,240
Network Services	42,345	45,331	45,169	52,422	57,229	56,260	55,164	61,646
Care Management Services	52,061	54,274	52,473	69,507	79,475	74,470	71,632	71,206

Total revenue	200,758	214,882	212,658	228,605	240,001	254,159	254,798	250,092

COST OF SERVICES:
Health Services	88,974	92,456	96,294	97,841	98,567	99,545	104,040	104,012
Network Services	26,247	27,301	25,735	30,904	33,551	35,437	34,762	34,468
Care Management Services	45,295	47,264	46,751	60,856	67,372	66,659	67,494	65,529

Total cost of services	160,516	167,021	168,780	189,601	199,490	201,641	206,296	204,009

Total gross profit	40,242	47,861	43,878	39,004	40,511	52,518	48,502	46,083

General and administrative expenses	18,671	20,133	18,729	24,098	22,498	27,127	27,880	28,717
Amortization of intangibles	3,677	3,813	3,828	4,428	932	931	853	1,060
Unusual charges	—	—	—	546	—	—	—	(1,200)
Charges for acquisition of affiliate	—	—	—	5,519	—	—	—	—

Operating income	17,894	23,915	21,321	4,413	17,081	24,460	19,769	17,506

Interest expense, net	16,805	16,692	16,492	16,409	16,434	16,614	15,507	15,027
(Gain) loss on fair value of hedging arrangements	6,726	(3,646)	13,473	(2,951)	(5,190)	6,374	7,712	(1,307)
Loss on early retirement of debt	—	—	—	—	—	—	7,381	513
Loss of acquired affiliate, net of tax	1,116	426	1,065	3,226	—	—	—	—
Other, net	(290)	(736)	(1,267)	(1,347)	(688)	(623)	(109)	145

Income (loss) before income taxes	(6,463)	11,179	(8,442)	(10,924)	6,525	2,095	(10,722)	3,128
Provision (benefit) for income taxes	(554)	5,802	(309)	(1,182)	3,569	1,418	(3,544)	3,136

Net (loss) income	$(5,909)	$5,377	$(8,133)	$(9,742)	$2,956	$677	$(7,178)	$(8)

Due to the acquisitions of Em3 Corporation and OccMed Systems, Inc. (the "Acquired Companies"), Concentra's financial statements prior to December 1, 2002, have been restated to reflect the consolidation of the Acquired Companies' financial statements, in accordance with accounting for reorganizations under common control. See the text of this earnings release for further information.

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Concentra Reports Fourth Quarter Results

February 12, 2003

CONCENTRA OPERATING CORPORATION

a wholly owned subsidiary of

CONCENTRA INC.

Unaudited Consolidated Balance Sheets

(in thousands)

	March 31, 2001	June 30, 2001	September 30, 2001	December 31, 2001	March 31, 2002	June 30, 2002	September 30, 2002	December 31, 2002
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$7,358	$8,836	$14,711	$8,950	$8,331	$45,105	$10,591	$19,002
Accounts receivable, net	165,586	173,685	170,903	181,757	176,887	179,920	177,737	167,561
Prepaid expenses and other current assets	26,184	28,100	27,774	36,677	37,171	40,855	44,488	39,407

Total current assets	199,128	210,621	213,388	227,384	222,389	265,880	232,816	225,970

PROPERTY AND EQUIPMENT, NET	112,143	116,306	118,143	142,244	140,577	137,469	136,139	134,981
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	333,479	331,697	329,392	475,671	478,657	478,711	476,565	486,231
OTHER ASSETS	58,457	55,795	58,047	34,725	34,910	38,205	56,995	41,456

	$703,207	$714,419	$718,970	$880,024	$876,533	$920,265	$902,515	$888,638

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Revolving credit facility	$17,000	$—	$—	$6,000	$21,500	$—	$6,000	$—
Current portion of long-term debt	5,208	4,288	5,264	4,211	6,606	7,579	7,564	3,825
Accounts payable and accrued expenses	62,098	77,408	71,675	130,858	112,035	109,473	115,539	108,513

Total current liabilities	84,306	81,696	76,939	141,069	140,141	117,052	129,103	112,338

LONG-TERM PORTION OF DEBT	555,273	555,163	553,187	552,270	551,242	550,212	501,678	476,001
DEFERRED INCOME TAXES AND OTHER LIABILITIES	55,728	57,528	59,652	74,097	73,123	77,423	88,086	90,056
FAIR VALUE OF HEDGING ARRANGEMENTS	16,312	12,666	26,139	25,883	20,694	27,068	34,779	33,472
STOCKHOLDER'S EQUITY	(8,412)	7,366	3,053	86,705	91,333	148,510	148,869	176,771

	$703,207	$714,419	$718,970	$880,024	$876,533	$920,265	$902,515	$888,638

Due to the acquisitions of Em3 Corporation and OccMed Systems, Inc. (the "Acquired Companies"), Concentra's financial statements prior to December 1, 2002, have been restated to reflect the consolidation of the Acquired Companies' financial statements, in accordance with accounting for reorganizations under common control. See the text of this earnings release for further information.

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Concentra Reports Fourth Quarter Results

February 12, 2003

CONCENTRA OPERATING CORPORATION

a wholly owned subsidiary of

CONCENTRA INC.

Reconciliation of Net Income to EBITDA

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Net loss	$(8)	$(9,742)	$(3,553)	$(18,407)

Provision (benefit) for income taxes	3,136	(1,182)	4,579	3,757
Interest expense, net	15,027	16,409	63,582	66,398
(Gain) loss on fair value of hedging arrangements	(1,307)	(2,951)	7,589	13,602
Loss on early retirement of debt	513	—	7,894	—
Loss of acquired affiliate, net of tax	—	3,226	—	5,833
Charges for acquisition of affiliate	—	5,519	—	5,519
Unusual charges	(1,200)	546	(1,200)	546
Depreciation expense	10,913	9,951	42,957	32,820
Amortization of intangibles	1,060	4,428	3,776	15,746
Minority share of depreciation, amortization, and interest	(471)	(819)	(2,195)	(2,165)

EBITDA	$27,663	$25,385	$123,429	$123,649

Computations of Earnings Before Interest Taxes Depreciation and Amortization (“EBITDA”) have been provided in this press release primarily due to the use of this measure by the holders of the Company’s 13% Senior Subordinated Notes, and other lenders, for purposes of determining our performance in light of our debt covenant requirements, which are stated in the Company’s debt agreements as measures which relate to EBITDA. Our computation of this measure may differ from that provided by other companies due to differences in the inclusion or exclusion of items in our computations as compared to that of others. Our measure of EBITDA has been made in a manner consistent with the requirements of the indenture which relates to our 13% Senior Subordinated Notes. EBITDA is a measure that is not prescribed for under Generally Accepted Accounting Principles (“GAAP”). EBITDA specifically excludes changes in working capital, capital expenditures and other items which are set forth on a cash flow statement presentation of a company’s operating, investing and financing activities, nor does it include the effects of interest expense, depreciation expense, amortization expense, taxes and other items which are included when determining a company’s net income. As such, we would encourage a reader not to use this measure as a substitute for the determination of net income, operating cash flow, or other similar GAAP-related measures, and to use it primarily for the debt covenant compliance purposes described above.

Due to the acquisitions of Em3 Corporation and OccMed Systems, Inc. (the “Acquired Companies”), Concentra’s financial statements prior to December 1, 2002, have been restated to reflect the consolidation of the Acquired Companies’ financial statements, in accordance with accounting for reorganizations under common control. See the text of this earnings release for further information.

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Concentra Reports Fourth Quarter Results

February 12, 2003

CONCENTRA OPERATING CORPORATION

a wholly owned subsidiary of

CONCENTRA INC.

Reconciliation of Net Income to EBITDA

(in thousands)

	March 31, 2001	June 30, 2001	September 30, 2001	December 31, 2001	March 31, 2002	June 30, 2002	September 30, 2002	December 31, 2002
Net income (loss)	$(5,909)	$5,377	$(8,133)	$(9,742)	$2,956	$677	$(7,178)	$(8)

Provision (benefit) for income taxes	(554)	5,802	(309)	(1,182)	3,569	1,418	(3,544)	3,136
Interest expense, net	16,805	16,692	16,492	16,409	16,434	16,614	15,507	15,027
(Gain) loss on fair value of hedging arrangements	6,726	(3,646)	13,473	(2,951)	(5,190)	6,374	7,712	(1,307)
Loss on early retirement of debt	—	—	—	—	—	—	7,381	513
Loss of acquired affiliate, net of tax	1,116	426	1,065	3,226	—	—	—	—
Charges for acquisition of affiliate	—	—	—	5,519	—	—	—	—
Unusual charges	—	—	—	546	—	—	—	(1,200)
Depreciation expense	6,600	7,665	8,604	9,951	10,310	10,368	11,366	10,913
Amortization of intangibles	3,677	3,813	3,828	4,428	932	931	853	1,060
Minority share of depreciation, amortization and interest	(194)	(417)	(735)	(819)	(544)	(578)	(602)	(471)

EBITDA	$28,267	$35,712	$34,285	$25,385	$28,467	$35,804	$31,495	$27,663

Computations of Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA") have been provided in this press release primarily due to the use of this measure by the holders of the Company's 13% Senior Subordinated Notes, and other lenders, for purposes of determining our performance in light of our debt covenant requirements, which are stated in the Company's debt agreements as measures which relate to EBITDA. Our computation of this measure may differ from that provided by other companies due to differences in the inclusion or exclusion of items in our computations as compared to that of others. Our measure of EBITDA has been made in a manner consistent with the requirements of the indenture which relates to our 13% Senior Subordinated Notes. EBITDA is a measure that is not prescribed for under Generally Accepted Accounting Principles ("GAAP"). EBITDA specifically excludes changes in working capital, capital expenditures and other items which are set forth on a cash flow statement presentatio

Due to the acquisitions of Em3 Corporation and OccMed Systems, Inc. (the "Acquired Companies"), Concentra's financial statements prior to December 1, 2002, have been restated to reflect the consolidation of the Acquired Companies' financial statements, in accordance with accounting for reorganizations under common control. See the text of this earnings release for further information.

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